First Quarter 2022 Investor Presentation May 5, 2022

We make forward-looking statements in this presentation that are subject to risks and uncertainties, many of which are difficult to predict and are generally beyond the Company's control. In particular, it is difficult to fully assess the impact of COVID-19 at this time due to, among other factors, uncertainty regarding the severity and duration of the outbreak domestically and internationally and the effectiveness of federal, state and local governments’ efforts to contain the spread of COVID-19 and respond to its direct and indirect impact on the U.S. economy and economic activity. These forward-looking statements include information about possible or assumed future results of our business, financial condition, liquidity, results of operations, plans and objectives. When we use the words "believe," "expect," "anticipate," "estimate," "plan," "continue," "intend," "should," "may" or similar expressions, we intend to identify forward-looking statements. Statements regarding the following subjects, among others, may be forward-looking: our business and investment strategy; our projected operating results; our ability to obtain financing arrangements; financing and advance rates for mortgage loans, MBS and our potential target assets; our expected leverage; general volatility of the securities markets in which we invest and the market price of our common stock; our expected investments; interest rate mismatches between mortgage loans, MBS and our potential target assets and our borrowings used to fund such investments; changes in interest rates and the market value of MBS and our potential target assets; changes in prepayment rates on mortgage loans, Agency MBS and Non-Agency MBS; effects of hedging instruments on MBS and our potential target assets; rates of default or decreased recovery rates on our potential target assets; the degree to which any hedging strategies may or may not protect us from interest rate volatility; impact of and changes in governmental regulations, tax law and rates, accounting guidance and similar matters; our ability to maintain our qualification as a REIT; our ability to maintain our exemption from registration under the Investment Company Act of 1940, as amended; availability of investment opportunities in mortgage-related, real estate-related and other securities; availability of qualified personnel; estimates relating to our ability to make distributions to our stockholders in the future; our understanding of our competition; and the uncertainty and economic impact of pandemics, epidemics or other public health emergencies, such as the recent outbreak of COVID-19 pandemic. The forward-looking statements in this presentation are based on our beliefs, assumptions and expectations of our future performance, taking into account all information currently available to us. You should not place undue reliance on these forward-looking statements. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to us. Some of these factors are described in our filings with the SEC under the headings "Summary," "Risk factors," "Management's discussion and analysis of financial condition and results of operations" and "Business." If a change occurs, our business, financial condition, liquidity and results of operations may vary materially from those expressed in our forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for us to predict those events or how they may affect us. Except as required by law, we are not obligated to, and do not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. This presentation is not an offer to sell securities nor a solicitation of an offer to buy securities in any jurisdiction where the offer and sale is not permitted. 1 Safe Harbor Statement

Lisa Meyer President, Chief Financial Officer & Treasurer Bonnie M. Wongtrakool Chief Executive Officer Greg Handler Chief Investment Officer 2 Sean Johnson Deputy Chief Investment Officer First Quarter 2022 WMC Earnings Call Presenters

3 Western Asset Mortgage Capital Corporation (“WMC”) is a public REIT that benefits from the leading fixed income management capabilities of Western Asset Management Company, LLC ("Western Asset") • One of the world’s leading global fixed income managers, known for team management, proprietary research, robust risk management and a long-term fundamental value approach. • AUM of $449.2 billion(1) ◦ AUM of the Mortgage and Consumer Credit Group is $64.4 billion(1) ◦ Extensive mortgage and consumer credit investing track record • Publicly traded mortgage REIT positioned to capture attractive current and long-term investment opportunities in the residential mortgage markets • Completed Initial Public Offering in May 2012 Please refer to page 26 for footnote disclosures. Overview of Western Asset Mortgage Capital Corporation

Our Manager's 2022 Outlook Russia-Ukraine conflict poses significant geopolitical uncertainty • Elevates both inflation and economic growth risks. Inflation remains challenging but should ease substantially during 2022 Fixed-Income Outlook • Covid-19 continues to bedevil global populations. • U.S. and global growth are decelerating from high levels. • Federal Reserve monetary tightening will focus on making inflation a top priority. • Global fiscal stimulus will be sharply reduced. Investment Implications • Global growth has recently downshifted but should remain resilient, which continues to support the overweight of spread products. • The recovery of “reopening” sectors has been delayed, not derailed. • With the Federal reserve committed to tightening, risk asset volatility should increase. 4

Mortgage & Consumer Credit Outlook The post-Covid-19 reopening has been uneven across parts of the economy, geographically due to localized restrictions and caseloads, across demographics, and amongst different asset classes with certain segments of the economy operating well above and others well below the pre- Covid-19 economy. On top of the COVID uncertainties, geopolitical risks have arisen, broad based inflationary pressures have persisted, and the Federal Reserve’s policy accommodation is being actively reduced, tightening financial conditions. Structured product credit spreads have widened and remain at wider levels relative to pre-Covid-19, and currently are at their widest level over the past year in spite of the overall strength of the US economy due to the remaining uncertainties and unevenness of the recovery. Home price appreciation ("HPA") posted a year-over-year ("YoY") gain of 19.8%(*) as of April 2022. The housing market continues to be in a strong position, but one that is decelerating from the rapid home price appreciation that was seen during the peak COVID-19 demand surge. Fueling the housing boom of the post-Covid-19 world are historically low mortgage rates, a lack of housing supply on the market, tight lending conditions and a rebirth of household formations. After record breaking home price growth in 2021, prices are expected to rise through 2022 albeit at lower levels as record low supply is expected to normalize. Affordability will likely curb housing demand with rising mortgage rates, which has reduced our home price growth forecast down slightly for the year. Housing starts should continue to rise to meet the strong demand, and as supply-chain issues ease, construction can pick up to close to 1.5 million units. This will help to reduce the supply and demand imbalance. However, that means that mortgage origination volumes should again be strong in 2022 with net supply of agency mortgages anticipated to reach approximately $500 billion, which would be the second highest year on record after 2021’s $800 billion. Our Manager continues to see demand for non-QM lending opening up with additional lenders in the market with supply expected to be robust in 2022. Our Manager sees an attractive opportunity making highly unwritten, low loan-to-value loans to high quality borrowers in the non-QM market. The combination of better-than-expected fundamentals with attractive valuations suggests significant potential for the asset class to generate strong performance. Our Manager believes mortgage credit offers value backed by real assets that benefit from a rising inflation environment and can generate attractive risk-adjusted returns. Our Manager believes the strong total return potential and diversification benefits will provide value to investors. (*) Source: S&P CoreLogic Case-Shiller U.S. National Home Price NSA Index Our Manager's General Investment Outlook 5

6 • The single-family housing remains strong, in spite of tightening credit standards. • This housing boom is unlike the 2005-2007 period in that lending is highly constrained. • Less concern over leverage and severe housing correction this time around with significant homeowners equity. US Housing Market Lending Activity

7 • Residential real estate prices are expected to rise through 2022 albeit at lower levels compared to 2021, as record low supply normalizes. • 92% of borrowers have a 4% or lower interest rate. • Affordability will likely curb housing demand with rising mortgage rates. Housing Market Expected to Moderate

8 CMBS Delinquency • Recovery continues, office and retail improvement stagnates.

9 Investment Strategy Our investment strategy's primary goal is to generate attractive returns while preserving book value. We continue to find value in credit sensitive mortgages. Under current market conditions we expect to continue to focus investments in non-qualified residential mortgages and other mortgage credit that are accretive to portfolio earnings. Target Investments Residential Non-Qualified Mortgages ◦ Program initiated in 2014 ◦ No cumulative principal losses ◦ Strategic partnerships with seasoned originators ◦ Current target coupon in the low 6% range ◦ Average loan to value mid to high 60% at origination ◦ Non-recourse debt through securitization Other Mortgage Credit ◦ Assets with low leverage and strongly underwritten ◦ Residential securities ◦ Commercial loans and securities ◦ Yields between 4%-10% ◦ Favoring long-term financing utilizing structural leverage and low recourse leverage

Company Business Update The Company continues to execute on its investment strategy to focus on residential real estate related investments, and transition out of the commercial investments in its portfolio. During the three months ended March 31, 2022, the Company completed the following transactions: • Acquired $119.1 million of Residential Whole Loan and $40.0 million of Non-Agency RMBS. • The Company and other investors sold the unencumbered hotel property they foreclosed on in 2021. The Company's share of the gain on sale of the property was approximately $8.7 million. To support the earnings potential of the Company and its transition to a residential focused investment portfolio, our Manager is voluntarily waiving 25% of its management fee solely for the calendar year 2022. During the three months ended March 31, 2022, the Company continued its efforts to strengthen its balance sheet through the following transactions: • Repurchased $3.4 million aggregate principal amount of its 6.75% Convertible Senior Unsecured Notes due in 2022 at an approximate 0.8% premium to par value, plus accrued interest. • Completed its third securitization of $432.0 million of residential whole loans, securing $398.9 million of long-term fixed-rate financing. 10

11 Please refer to page 27 for footnote disclosures. • GAAP book value per share of $2.73. • Economic book value(5) per share of $2.81. • GAAP net loss attributable to common shareholders and participating securities of $25.9 million, or $0.43 per basic and diluted share. • Distributable earnings(2) of $379 thousand, or $0.01 per basic and diluted share. • Economic return on GAAP book value was a negative 13.4%(3) for the quarter. • 0.85%(4) annualized net interest margin on our investment portfolio. • 2.8x recourse leverage as of March 31, 2022. • On March 23, 2022 we declared a first quarter common dividend of $0.04 per share. First Quarter Financial Results

12 The following are the Company's key metrics as of December 31, 2021; Share Price Market Cap (in MMs) Q1 Dividend Q1 Dividend Yield Recourse Leverage Net Interest Margin(4) $1.71 $103.2 $0.04 9.4% 2.8x 0.85% Economic Book Value(5) March 31, 2022 Economic Book Value(5) December 31, 2021 Economic Book Value(5) Change Economic Book Value Change Q1 Economic Return(3) $2.81 $3.03 $(0.22) (7.3)% (13.4)% Please refer to page 27 for footnote disclosures. WMC Key Metrics as of March 31, 2022 GAAP Book Value March 31, 2022 GAAP Book Value December 31, 2021 GAAP Book Value Change GAAP Book Value Change Price to GAAP Book Value $2.73 $3.20 $(0.47) (14.7)% 62.6%

Portfolio Summary ($ in thousands) March 31, 2022 No. of Investments Principal Balance Amortized Cost Fair Value Borrowings Residential Whole Loans 2,511 $ 1,010,687 $ 1,039,925 $ 1,002,710 $ 925,004 Commercial Loans 7 192,155 192,155 128,495 70,121 Non-Agency CMBS, including IOs 17 178,974 165,485 105,286 56,486 Agency and Non-Agency RMBS, including IOs(14) 24 76,855 67,684 65,151 71,193 Securitized Commercial Loan(6) 1 1,385,591 1,281,520 1,288,943 1,277,911 Residential Bridge Loans 8 5,729 5,729 5,350 4,231 Other Securities(7) 10 51,130 47,402 49,040 29,916 Real Estate Owned 4 N/A 1,124 N/A — 2,582 $ 2,901,121 $ 2,801,024 $ 2,644,975 $ 2,434,862 51.8% 41.0% 1.0% 3.2%3.0% Retail and Entertainment Residential Mixed Use Hotel Other Property Type 13 48.6% 37.9% 4.9% 4.0% 1.9%2.5% 0.2% Securitized Commercial Loans Residential Whole-Loans Commercial Loans Non-Agency CMBS Other Securities Agency and Non-Agency RMBS Residential Bridge Loans Please refer to page 27 for footnote disclosures. Investment Portfolio Overview Investment Type

14 Overview ($ in thousands) March 31, 2022 Total number of loans 2,511 Principal $ 1,010,687 Fair value $ 1,002,710 Unrealized loss $ 37,215 Weighted average remaining term in years $ 27.3 Weighted average coupon rate 4.5 % Weighted average LTV 59.0 % Weighted average original FICO score(13) 747 Loan Performance Geographic Concentration 70.6% 18.6% 7.2%3.1% 0.5% West Northeast Southeast Southwest Midwest N um be r o f L oa ns 1 2,479 16 2 1 13 Loans in Forbearance Current 1-30 Days 31-60 Days 61-90 Days 90+ Days 0 250 500 750 1,000 1,250 1,500 1,750 2,000 2,250 2,500 2,750 3,000 Residential Whole Loans Please refer to page 27 for footnote disclosures. During the first quarter 2022, the Company continued to see elevated prepayments. Paydowns for the three months ended March 31, 2022 were approximately $95.6 million.

15 Overview ($ in thousands) March 31, 2022 Number of loans held 7 Principal balance $ 192,155 Fair value $ 128,495 Unrealized loss $ 63,660 Percentage of floating rate loans 100.0 % Percentage of senior loans 78.9 % Number of performing loans 6 Weighted average extended life in years 1.36 Weighted average original LTV 59.7% 14.6% 21.1% 34.6% 29.8% Nursing Home/Assisted Living Facilities Retail and Entertainment Center Hotel Retail Property Type Geographic Concentration 80.9% 2.8% 6.2% 10.2% Northeast Midwest Southeast West Unleveraged Weighted Average Effective Yield 6.6% 3.5% 2.6% 2.6% 2.6% 3/31/21 6/30/21 9/30/21 12/31/21 3/31/2022 0% 2% 4% 6% 8% 10% Commercial Loans

Commercial Loans as of March 31, 2022 ($ in thousands)

Loan	Loan Type	Principal Balance	Fair Value	Original LTV	Interest Rate	Maturity Date	Extension Option	Collateral	Geographic Location
CRE 3[(1)]	Interest-Only Mezzanine loan	$ 90,000	$ 27,060	58.0%	1-Month LIBOR plus 9.25%	6/29/2021	None	Entertainment and Retail	NJ
CRE 4	Interest-Only First Mortgage	38,367	38,229	63.0%	1-Month LIBOR plus 3.02%	8/6/2022	A One-Year Extension	Retail	CT
CRE 5	Interest-Only First Mortgage	24,535	24,242	62.0%	1-Month LIBOR plus 3.75%	11/6/2022	Two One-Year Extensions	Hotel	NY
CRE 6	Interest-Only First Mortgage	13,207	13,049	62.0%	1-Month LIBOR plus 3.75%	11/6/2022	Two One-Year Extensions	Hotel	CA
CRE 7	Interest-Only First Mortgage	7,259	7,172	62.0%	1-Month LIBOR plus 3.75%	11/6/2022	Two One-Year Extensions	Hotel	IL, FL
CRE 8	Interest-Only First Mortgage	4,425	4,381	79.0%	1-Month LIBOR plus 4.85%	12/6/2022	None	Assisted Living Facilities	FL
SBC 3	Interest-Only First Mortgage	14,362	14,362	49.0%	One-Month LIBOR plus 4.10%	7/6/2022	None	Nursing Facilities	CT
		$ 192,155	$ 128,495						

(1) As of March 31, 2022, the CRE 3 junior mezzanine loan with an outstanding principal balance of $90.0 million secured by an entertainment and retail facility was non-performing and past its maturity date of June 29, 2021. We were receiving interest payments on this loan from a reserve that was exhausted in May 2021. We are currently in discussions with the borrower and certain other lenders regarding alternatives to address the situation which might include modifications of loan terms, deferral of payments and the funding of new advances. There can be no assurance that these discussions will result in an outcome in which we would be repaid any amount of the loan and we may suffer further declines in fair value with respect to the mezzanine investment. We could experience a total loss of our investment under various scenarios, which at current levels would result in a $27.1 million reduction in the Company's book value.

16

Western Asset Mortgage Capital Corp.

17 CRE Pro-Forma Analysis The below table presents the impact on GAAP and Economic Book Value excluding CRE 3 • The loan was placed on non-accrual status in May 2021. • On March 31, 2022, there was no financing on CRE 3. $ in thousands Amount Per Share GAAP Book Value, at March 31, 2022 $ 165,006 $ 2.73 CRE 3, at fair value 27,060 0.45 GAAP Book Value adjusted for the exclusion of CRE 3 $ 137,946 $ 2.28 Adjustments to deconsolidated VIEs and reflect the Company's interest in the securities owned: Deconsolidation of the VIEs' assets $ (2,197,379) $ (36.39) Deconsolidation of the VIEs' liabilities 2,099,721 34.78 Interest in securities of VIEs owned, at fair value 102,031 1.69 Economic Book Value adjusted for CRE 3, at March 31, 2022 $ 142,319 $ 2.36

18 Overview ($ in thousands) Total Conduit SASB Total number of investments 17 8 9 Principal $ 178,974 $ 78,940 $ 100,034 Fair value $ 105,286 $ 21,850 $ 83,436 Unrealized gain(loss) $ (60,199) $ (45,387) $ (14,812) Weighted average expected life in years 2.2 4.4 1.7 Weighted average original LTV 64.8% 62.9% 65.3% 41.8% 15.0% 43.3% Non-Investment Grade Investment Grade D/Not Rated Ratings Category 36.6% 10.3% 16.2% 9.6% 25.8% 1.5% Hotel Office Retail Multifamily Mixed Use Other Property Type Geographic Concentration 56.1% 11.6% 13.9% 4.2% 13.7%0.5% West South Northeast Midwest Bahamas Other Non-Agency CMBS Investments

19 Overview Total number of investments 1 Principal $ 1,385,591 Fair value $ 1,288,943 Unrealized gain $ 7,423 Weighted average expected life in years 3.4 Weighted average yield 6.8 % Securitized Commercial Loan Portfolio Principal Amortized Cost Fair Value Property Type CSMC Trust 2014 - USA $ 1,385,591 $ 1,281,520 $ 1,288,943 Retail and Entertainment Center The Company had variable interest in one third party sponsored CMBS VIEs, CSMC Trust 2014-USA. The Company determined that it was the primary beneficiary of this VIE and was required to consolidate. The securitized commercial loan that serve as collateral for the securitized debt issued by this VIEs can only be used to settle the securitized debt. The following table represents the Company's economic exposure to this VIE, which is limited to the fair value of its investments: Investments in CMBS VIEs Principal Amortized Cost Fair Value CSMC Trust 2014 - USA - Class F $ 14,900 $ 14,022 $ 11,032 Securitized Commercial Loans ($ in thousands)

20 Please refer to page 27 for footnote disclosures. For Three Months Ended March 31, 2022 ($ in thousands - except per share data) Agency RMBS Non- Agency CMBS Non- Agency RMBS Residential Whole Loans Residential Bridge Loans Other Securities Commercial Loans Securitized Commercial Loan Convertible Senior Notes Total Interest Income(10) $ 21 $ 2,569 531 $ 8,746 $ 20 $ 654 $ 1,246 $ 21,872 $ — $ 35,659 Miscellaneous Income (loss)(11) — — — — (145) — — — (145) Interest expense 2 274 92 6,907 37 174 411 20,865 2,597 $ 31,359 Swap interest expense — 32 9 199 1 9 38 3 — 291 Net Interest Income 19 2,263 430 1,640 (18) 326 797 1,004 (2,597) 3,864 Investment realized gain/(loss) — — — — — — 8,713 — (53) 8,660 Investment unrealized gain/ (loss)(12) (157) 975 (3,425) (41,842) 27 (2,374) (2,072) (73,565) — $ (122,433) Securitized debt unrealized gain/ (loss) — — 11,120 — — — 72,302 — 83,422 Gain (loss) on derivatives 3 562 162 3,486 20 2,389 651 47 — $ 7,320 Portfolio Income (Loss) $ (135) $ 3,800 $ (2,833) $ (25,596) $ 29 $ 341 $ 8,089 $ (212) $ (2,650) $ (19,167) Portfolio Income (Loss) per share $ — $ 0.06 $ (0.05) $ (0.43) $ — $ 0.01 $ 0.13 $ — $ (0.04) $ (0.32) First Quarter Portfolio Income Attribution(10)

Investment Portfolio Overview (Unconsolidated) (*)

Portfolio Summary ($ in thousands)
March 31, 2022

	No. of Investments	Principal Balance	Amortized Cost	Fair Value	Borrowings
Residential Whole Loans	362	$ 125,080	$ 127,249	$ 121,793	$ 110,433
Commercial Loans	7	192,155	192,155	128,495	70,121
Non-Agency CMBS, including IOs	18	193,874	179,507	116,318	56,486
Agency and Non-Agency RMBS, including IOs	39	150,429	158,683	156,150	71,193
Residential Bridge Loans	8	5,729	5,729	5,350	4,231
Other Securities[7]	10	51,130	47,402	49,040	29,916
Real Estate Owned	4	N/A	1,124	N/A	—
	448	**$ 718,397**	**$ 711,849**	**$ 577,146**	**$ 342,380**

Investment Type



20.2%
27.1%
22.3%
21.1%
0.9%
8.5%
Commercial Loans
Non-Agency CMBS
Agency and Non-Agency RMBS
Residential Whole-Loans
Other Securities
Residential Bridge Loans

Property Type



56.2%
13.1%
10.8%
Retail and Entertainment
Residential
Hotel
Nursing Home/Assisted Living Facilities
Mixed Use
Multifamily
Office
Other

*Includes the value of the retained interest or acquired security of the VIEs (CSMC USA, Arroyo 2019-2 and Arroyo 2020-1 held by the Company and excludes the asset and liabilities associated with each of consolidated trusts (CSMC 2014, Arroyo 2019-2 and Arroyo 2020-1). See page 20 for reconciliation to GAAP basis portfolio composition.

Please refer to page 27 for footnote disclosures.

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Western Asset Mortgage Capital Corp.

22 *Excludes consolidation of VIE Trusts required under GAAP Please refer to page 27 for footnote disclosures. Total Investment Portfolio ($ in thousands) March 31, 2022 Consolidated (As Reported) Investments of Consolidated VIEs Interest in securities of VIEs owned Unconsolidated (Non GAAP) Residential Whole Loans $ 1,002,710 $ (880,917) $ — $ 121,793 Commercial Loans 128,495 — — 128,495 Non-Agency CMBS, including IOs 105,286 — 11,032 116,318 Agency and Non-Agency RMBS, including IOs(14) 65,151 — 90,999 156,150 Securitized Commercial Loan(6) 1,288,943 (1,288,943) — — Residential Bridge Loans 5,350 — — 5,350 Other Securities(7) 49,040 — — 49,040 Real Estate Owned 1,124 — — 1,124 Total $ 2,646,099 $ (2,169,860) $ 102,031 $ 578,270 Adjusted* Portfolio Composition

Repurchase Agreement Financing March 31, 2022 Repurchase Agreement Borrowings Weighted Average Interest Rate on Borrowings Outstanding at end of period Weighted Average Remaining Maturity (days) Short-Term Borrowings Agency RMBS $ 354 1.13% 32 Non-Agency RMBS 54,388 2.33% 11 Residential Whole Loans 1,322 2.95% 28 Residential Bridge Loans 4,231 2.95% 28 Commercial Loans 6,463 3.56% 28 Other securities(7) 2,410 3.49% 18 Total short term borrowings $ 69,168 2.53% 15 Long-Term Borrowings: Non-Agency CMBS and Non-Agency RMBS Facility Non-Agency CMBS 56,486 2.14% 35 Non-Agency RMBS 16,451 2.15% 35 Other Securities(7) 27,506 2.22% 35 Subtotal 100,443 2.17% 35 Residential Whole Loan Facility Residential Whole Loans 109,111 2.25% 218 Commercial Whole Loan Facility Commercial Loans 63,658 2.27% 178 Total long term borrowings 273,212 27,321,200,000.00%2.22% 141 Repurchase agreements borrowings $ 342,380 2.29% 116 23Please refer to page 27 for footnote disclosures. Financing ($ in thousands)

Long-Term Financing Facilities Residential Whole Loan Financing Facility • As of March 31, 2022, approximately $120.2 million in non QM loans remained in the facility. The outstanding borrowing under this facility was $109.1 million as of March 31, 2022. Commercial Whole Loan Facility • As of March 31, 2022, the Company had approximately $63.7 million in borrowings, with a weighted average interest rate of 2.27% under its commercial whole loan facility. The borrowing is secured by loans with an estimated fair market value of $87.1 million. The facility has a term of 12 months. It matures in May 2022 and has a 12-month extension option, subject to the lender's consent. Non-Agency CMBS and Non-Agency RMBS Facility • As of March 31, 2022, the outstanding balance under this facility was $100.4 million. The borrowing is secured by investments with a fair market value of 173.7 million as of March 31, 2022. The Facility matures May 5, 2022, with two one-year extension options. On May 2, 2022, the Company extended the maturity date of the facility for one-year to May 2, 2023. • Convertible Senior Unsecured Notes • During first quarter of 2022, the Company repurchased $3.4 million aggregate principal amount of its 2022 Notes at a 0.8% premium to par value. • As of March 31, 2022, the Company had $86.3 million aggregate principal amount outstanding of 6.75% convertible senior unsecured notes due in 2024. • As of March 31, 2022, the the Company had $34.3 million aggregate principal amount outstanding of 6.75% convertible senior unsecured notes due in 2022. 24 Financing (Continued)

Financing (Continued)

Non-Recourse Financings

Residential Mortgage-Backed Notes

The residential mortgage-backed notes issued by the Company for the Arroyo Trust 2019-2, the Arroyo Trust 2020-1 and the Arroyo Trust 2022-1 securitizations can only be settled with the residential loans that serve as collateral for the securitized debt and are non-recourse to the Company. The Arroyo 2019-2 and Arroyo 2020-1 notes are carried at amortized cost on the Company's Consolidated Balance Sheets, while the Arroyo 2022-1 notes are carried at fair value on the Company's Consolidated Balance Sheets. The Company retained the subordinate bonds for these Trusts regardless of accounting treatment. These bonds had a fair market value of $30.8 million, $22.3 million and $37.9 million, respectively, at March 31, 2022. The retained subordinate bonds for the securitizations are eliminated in consolidation.

The following table summarizes the residential mortgage-backed notes issued by the Company's Arroyo Trust 2019 securitization at March 31, 2022 (dollars in thousands):

Classes	Principal Balance	Coupon	Carrying Value	Contractual Maturity
Offered Notes:[8]				
Class A-1	$ 234,900	3.3%	$ 234,900	4/25/2049
Class A-2	12,598	3.5%	12,598	4/25/2049
Class A-3	19,959	3.8%	19,959	4/25/2049
Class M-1	25,055	4.8%	25,055	4/25/2049
	292,512		292,512	
Less: Unamortized Deferred Financing Cost	N/A		3,280	
Total	**$ 292,512**		**$ 21,775**	

The following table summarizes the residential mortgage-backed notes issued by the Company's Arroyo Trust 2020 securitization at March 31, 2022 (dollars in thousands):

Classes	Principal Balance	Coupon	Carrying Value	Contractual Maturity
Offered Notes:[8]				
Class A-1A	$ 96,193	1.7%	$ 96,193	3/25/2055
Class A-1B	11,414	2.1%	11,414	3/25/2055
Class A-2	13,518	2.9%	13,518	3/25/2055
Class A-3	17,963	3.3%	17,963	3/25/2055
Class M-1	11,739	4.3%	11,739	3/25/2055
Subtotal	150,827		150,827	
Less: Unamortized Deferred Financing Costs	N/A		1,910	
Total	**$ 150,827**		**$ 148,917**	

Please refer to page 27 for footnote disclosures.

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Western Asset Mortgage Capital Corp.

26 Commercial Mortgage backed Notes As of March 31, 2022, the Company had one consolidated commercial mortgage-backed variable interest entities that had an aggregate securitized debt balance of $1.3 billion. The securitized debt of the trust can only be settled with the collateral held by the trust and is non-recourse to the Company. The Company holds an interest in a subordinate bond in CMSC 2014 USA securitization and this bond had a fair market value of $11.0 million at March 31, 2022. The retained subordinate bond is not reflected in the below tables because is is eliminated in consolidation. The following table summarizes CSMC 2014 USA's commercial mortgage pass-through certificates at March 31, 2022 (dollars in thousands): Classes Principal Balance Coupon Carrying Value Contractual Maturity Class A-1 $ 120,391 3.3% $ 117,768 9/11/2025 Class A-2 531,700 4.0% 523,078 9/11/2025 Class B 136,400 4.2% 126,957 9/11/2025 Class C 94,500 4.3% 86,707 9/11/2025 Class D 153,950 4.4% 142,388 9/11/2025 Class E 180,150 4.4% 152,369 9/11/2025 Class F 153,600 4.4% 113,725 9/11/2025 Class X-1 (interest only) N/A 0.7% 12,347 9/11/2025 Class X-2 (interest only) N/A 0.2% 2,572 9/11/2025 $ 1,370,691 1,277,911 Financing (Continued) The following table summarizes the residential mortgage-backed notes issued by the Company's Arroyo Trust 2022 securitization at March 31, 2022 (dollars in thousands): Classes Principal Balance Coupon Carrying Value Contractual Maturity Offered Notes:(8) Class A-1A $ 238,419 2.5% $ 232,676 12/25/2056 Class A-1B 82,942 3.3% 79,703 12/25/2056 Class A-2 21,168 3.6% 20,381 12/25/2056 Class A-3 28,079 3.7% 26,918 12/25/2056 Class M-1 17,928 3.7% 16,744 12/25/2056 Subtotal 388,536 376,422 Less: Unamortized Deferred Financing Cost N/A — Total $ 388,536 $ 376,422

27 (1) As of March 31, 2022. (2) Distributable Earnings is a non-GAAP financial measure that is used by us to approximate cash yield or income associated with our portfolio and is defined as GAAP net income (loss) as adjusted, excluding, net realized gain (loss) on investments and termination of derivative contracts, net unrealized gain (loss) on investments and debt, net unrealized gain (loss) resulting from mark-to-market adjustments on derivative contracts, provision for income taxes, non-cash stock- based compensation expense, non-cash amortization of the convertible senior unsecured notes discount, one-time charges such as acquisition costs and impairment on loans and one-time events pursuant to changes in GAAP and certain other non-cash charges after discussions between us, our Manager and our Independent Directors and after approval by a majority of our independent directors. (3) Economic return, for any period, is calculated by taking the sum of (i) the total dividends declared and (ii) the change in net book value during the period and dividing by the beginning book value. (4) Non-GAAP measures which include interest income, interest expense, the cost of interest rate swaps and interest income on IOs and IIOs classified as derivatives, and are weighted averages for the period. Excludes the net income from the consolidation of VIE Trusts required under GAAP. (5) Economic book value is a non-GAAP financial measure of our financial position on an unconsolidated basis. The Company owns certain securities that represent a controlling variable interest, which under GAAP requires consolidation; however, the Company's economic exposure to these variable interests is limited to the fair value of the individual investments. Economic book value is calculated by taking the GAAP book value and 1) adding the fair value of the retained interest or acquired security of the VIEs held by the Company and 2) removing the asset and liabilities associated with each of consolidated trusts ( CSMC 2014 USA, Arroyo 2019-2, Arroyo 2020-1 and Arroyo 2022-1). Management considers that Economic book value provides investors with a useful supplemental measure to evaluate our financial position as it reflects the actual financial interest of these investments irrespective of the variable interest consolidation model applied for GAAP reporting purposes. Economic book value does not represent and should not be considered as a substitute for Stockholders' Equity, as determined in accordance with GAAP, and our calculation of this measure may not be comparable to similarly titled measures reported by other companies. (6) At March 31, 2022, the Company held an $11.0 million Non-Agency CMBS security which resulted in the consolidation of a variable interest entity. The Securitized Commercial loan value represents the estimate fair market value of collateral within the variable interest entity. (7) At March 31, 2022 Other Securities include GSE Credit Risk Transfer securities with an estimated fair value of $42.4 million and student loans ABS with a fair value of $6.7 million. (8) The subordinate notes were retained by the Company. (9) Non-GAAP measure which includes net interest margin (as defined in footnote 4) and realized and unrealized gains or losses in the portfolio. (10) Non-GAAP measure which includes interest income on IO's and IIO's accounted for as derivatives and other income. (11) Includes miscellaneous fees and interest on cash investments. (12) Non-GAAP measure which includes net unrealized losses on IO's and IIO's accounted for as derivatives. (13) The original FICO score is not available for 249 loans with a principal balance of approximately $83.2 million at March 31, 2022. The Company has excluded these loans from the weighted average computations. (14) Borrowings reported for Agency and Non-Agency RMBS investments include borrowings for Arroyo 2019-2 and Arroyo 2020-1. These are eliminated in consolidation. Footnotes

28 Supplemental Information

29 Book Value Roll Forward ($ in thousands) Amounts in 000's Per Share GAAP Book Value at December 31, 2021 $ 193,109 $ 3.20 Equity portion of our convertible senior unsecured notes — — Repurchase of common stock — N/A Common dividend (2,415) (0.04) 190,694 3.16 Portfolio Income Net Interest Margin 3,863 0.06 Realized gain (loss), net 14,216 0.24 Unrealized gain (loss), net (37,249) (0.62) Net portfolio income (19,170.00) (0.32) Operating expenses (4,137) (0.07) General and administrative expenses, excluding equity based compensation (2,325) (0.04) Provision for taxes (56) — GAAP Book Value at March 31, 2022 $ 165,006 $ 2.73 Adjustments to deconsolidate VIEs and reflect the Company's interest in the securities owned Deconsolidation of VIEs assets (2,197,379) (36.39) Deconsolidation VIEs liabilities 2,099,721 34.78 Interest in securities of VIEs owned, at fair value 102,031 1.69 Economic Book Value at March 31, 2022 $ 169,379 $ 2.81

Western Asset Mortgage Capital Corporation c/o Financial Profiles, Inc. 11601 Wilshire Blvd., Suite 1920 Los Angeles, CA 90025 www.westernassetmcc.com Investor Relations Contact: Larry Clark Tel: (310) 622-8223 lclark@finprofiles.com Contact Information